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                                                                                                                         EXHIBIT 4.1
                                                  [NORTHPOINT STOCK CERTIFICATE]

                                 COMMON STOCK          [LOGO OF NORTHPOINT]         COMMON STOCK

             [NPC]

                                                          NorthPoint (sm)

                                               NORTHPOINT COMMUNICATIONS GROUP, INC.

                        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND IN NEW YORK, NEW YORK

                                                                                                                  SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS
                                                                                                           AND TRANSFER RESTRICTIONS


          --------------------------------------------------------------------------------------------------------------

          THIS CERTIFIES THAT                                                                        CUSIP 666610 10 0






           is the owner of
          --------------------------------------------------------------------------------------------------------------

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE

          (hereinafter called the "Company") transferable on the books of the Company by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof by acceptance of this certificate.
                WITNESS, the facsimile signatures of the duly authorized officers of the Corporation.

          Dated:

          VICE-PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER                CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD


                                                                            COUNTERSIGNED AND REGISTERED:
                                                                            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                            TRANSFER AGENT AND REGISTRAR
                                                                            BY:

                                                                                  AUTHORIZED SIGNATURE

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                                               NORTHPOINT COMMUNICATIONS GROUP, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation a principal office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                        UNIF GIFT MIN ACT --       Custodian
        TEN ENT -- as tenants by the entireties                                     ------------------------------------------
        JT TEN  -- as joint tenants with right of                                         (Cust)               (Minor)
                   survivorship and not as tenants                                  under Uniform Gifts to Minors
                   in common                                                        Act
                                                                                       ---------------------------------------
                                                                                                     (State)
                                                               UNIF TRF MIN ACT  --       Custodian (until age)
                                                                                    ------------------------------------------
                                                                                          (Cust)
                                                                                                under Uniform Transfers
                                                                                    -----------
                                                                                      (Minors)
                                                                                    to Minors Act
                                                                                                  ----------------------------
                                                                                                            (State)



                              Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                            hereby sell, assign and transfer unto
                            ------------------------------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------


--------------------------------------------

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                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint its

--------------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated
     ---------------------------

                                                                        ------------------------------------------------------------
                                                                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                               NOTICE:  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                        PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                        WHATEVER.

Signature(s) Guaranteed


By
  -----------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
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